Exhibit 99.3

AmerUs Group Co.

Financial Supplement
Third Quarter 2003

AmerUs Group Co.

Financial Highlights
($ in thousands, except for per share data)

	For The Three Months Ended		For the Nine Months Ended
	September 30,		September 30,

Earnings:	2003	2002	2003	2002

Net Income	$40,835	$26,490	$120,340	$55,667
Adjustments for:
Realized (gains) losses on open block investments	(3,805)	6,825	(19,721)	36,400
Net amortization of DAC and VOBA due to open block gains or losses	90	(1,709)	6,488	(6,875)
Net effect of accounting differences from SFAS 133	(313)	3,284	(3,388)	17,407
Demutualization costs	—	722	—	1,186
Restructuring costs	989	1,590	11,222	6,644
Other income from non-insurance operations	(601)	(949)	(1,997)	(1,945)
Non-recurring reinsurance adjustments	—	—	(2,505)	—

Adjusted Net Operating Income (1)	$37,195	$36,253	$110,439	$108,484

Basic Earnings Per Share:

Adjusted Net Operating Income per Share (2)	$0.95	$0.92	$2.82	$2.69
Net Income per Share	$1.04	$0.67	$3.07	$1.38
Weighted Average Shares Outstanding	39,208	39,497	39,145	40,327
Diluted Earnings Per Share:

Adjusted Net Operating Income per Share (2)	$0.94	$0.91	$2.80	$2.66
Net Income per Share	$1.03	$0.66	$3.05	$1.36
Weighted Average Shares Outstanding	39,650	39,835	39,453	40,812
Capitalization:	9/30/2003	12/31/2002

Bank Borrowings	10,000	113,000
Senior Notes	125,000	125,000
PRIDES	143,750	—
OCEANs	187,350	186,233
Surplus Note	25,000	25,000
Other Borrowings	13,475	13,871
Capital Securities — AmerUs Capital I	48,095	48,095
Capital Securities — AmerUs Capital II	—	154

Total Debt	$552,670	$511,353
Stockholders’ Equity (excluding AOCI)	1,297,587	1,174,426

Total Capitalization (excluding AOCI)	$1,850,257	$1,685,779

AOCI — unrealized Gains / (Losses)	114,197	88,522

Total Capitalization (including AOCI)	$1,964,454	$1,774,301

Book Value per Share (3):

including AOCI	$36.04	$32.37
excluding AOCI	$33.13	$30.10
Debt-to-Capital Ratio (4):

Standard & Poor’s	14.87%	16.42%
Moody’s	23.45%	27.57%

(1)	The Company views Adjusted Net Operating Income, a non-GAAP financial measure, as an important indicator of financial performance. When presented with net income, the combined presentation can enhance an investor’s understanding of AmerUs Group’s underlying profitability and normalized results from operations. Non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating our performance on a comparable basis to that used by security analysts.

(2)	Adjusted Net Operating Income per Share is a non-GAAP financial measure which is derived from Adjusted Net Operating Income in the same manner that Net Income per Share is derived from Net Income.

(3)	Common shares outstanding at 9/30/2003 and 12/31/2002 were 39,171,878 and 39,011,578, respectively.

(4)	Debt-to-Capital Ratio excludes AOCI. For Standard & Poor’s, the OCEANs, PRIDES, AmerUs Capital I and AmerUs Capital II are treated as 100% equity, except to the extent the sum of these securities exceeds 15% of total capitalization. The amount in excess of 15% of capitalization was $101,656 and none as of September 30, 2003 and December 31, 2002, respectively. For Moody’s, AmerUs Capital I and AmerUs Capital II are treated as 100% debt, the OCEANs are treated as 75% debt and 25% equity, and the PRIDES are treated as 50% debt and 50% equity.

AmerUs Group Co.

Consolidated Income Statement
($ in thousands)

	For The Three Months Ended		For the Nine Months Ended
	September 30,		September 30,

	2003	2002	2003	2002

Revenues:
Insurance premiums	$64,355	$80,926	$225,597	$263,262
Product charges	40,634	37,054	136,168	111,110
Net investment income	244,278	256,732	751,098	748,399
Realized/unrealized gains (losses) on investments	8,542	(21,951)	75,365	(122,574)
Other income:
Income from Independent Marketing Organizations	12,651	13,583	37,209	36,221
Other	5,106	7,051	15,864	17,347

Total Revenue	375,566	373,395	1,241,301	1,053,765
Benefits and Expenses:
Policyowner benefits — traditional life	64,304	77,706	213,702	247,211
Policyowner benefits — SFAS 97 products	130,716	147,495	459,443	396,437
Underwriting, acquisition and other expenses:
Operating expenses	30,598	29,457	84,817	97,292
Expenses from Independent Marketing Organizations	10,136	9,028	29,716	24,984
Demutualization costs	—	722	—	1,186
Restructuring costs	1,551	2,569	17,415	10,780
Amortization — DAC/VOBA	45,433	39,905	134,955	113,354
Amortization — DAC/VOBA realized gains / (losses)	2,347	(4,616)	12,800	(9,902)

Total underwriting, acquisition and other expenses	90,065	77,065	279,703	237,694
Interest expense:
Interest on bank debt	15	594	1,562	1,631
Interest on Senior Notes	2,172	2,172	6,515	6,516
Interest on Capital Securities (AmerUs Capital I)	1,064	1,064	3,192	3,653
Interest on Capital Securities (AmerUs Capital II)	1	2	7	9
Interest on PRIDES	2,018	—	2,730	—
Interest on OCEANs	1,839	1,805	5,516	4,284
Interest on Surplus Note	541	541	1,624	1,623
Interest on other borrowings	214	236	1,092	1,062

Total interest expense	7,864	6,414	22,238	18,778
Dividends to policyowners	22,016	24,377	86,330	72,000

Income before income taxes	60,601	40,338	179,885	81,645
Income tax (expense)	(19,766)	(13,848)	(59,545)	(25,978)

Net income	$40,835	$26,490	$120,340	$55,667

Weighted Average Common Shares Outstanding:
Basic	39,208,151	39,497,355	39,144,872	40,327,236
Diluted	39,650,473	39,835,426	39,453,126	40,812,121

AmerUs Group Co.

Operating Segment Income
($ in thousands)

For The Three Months Ended September 30, 2003

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$62,640	$1,482	$233	$64,355
Product charges	28,770	11,864	—	40,634
Net investment income	76,412	166,355	1,511	244,278
Realized gains (losses) on closed block investments	3,915	—	—	3,915
Other income	1,037	15,549	169	16,755

	172,774	195,250	1,913	369,937
Benefits and expenses:
Policyowner benefits	85,628	114,015	(704)	198,939
Underwriting, acquisition, and other expenses	17,608	19,537	3,589	40,734
Amortization of DAC and VOBA, net of open block gain/loss adjustment of $2,347	18,938	26,495	—	45,433
Dividends to policyowners	22,016	—	—	22,016

	144,190	160,047	2,885	307,122

Adjusted pre-tax operating income	$28,584	$35,203	$(972)	62,815

Realized gains (losses) on open block investments				5,855
Unrealized gains (losses) on open block options and trading investments				(1,228)
Change in option value of equity-indexed products and market value adjustments on total return strategy annuities				4,682
Cash flow hedge amortization				(763)
Amortization of DAC and VOBA due to open block gains and losses				(2,347)
Restructuring costs				(1,551)
Other income from non-insurance operations				1,002

Income before interest and income tax (expense)				68,465
Interest (expense)				(7,864)
Income tax (expense)				(19,766)

Net income				$40,835

AmerUs Group Co.

Operating Segment Income
($ in thousands)

For The Three Months Ended September 30, 2002

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$77,736	$2,958	$232	$80,926
Product charges	26,509	10,545	—	37,054
Net investment income	84,202	171,398	1,132	256,732
Realized gains (losses) on closed block investments	(1,126)	—	—	(1,126)
Other income	1,068	16,521	773	18,362

	188,389	201,422	2,137	391,948
Benefits and expenses:
Policyowner benefits	100,876	127,068	538	228,482
Underwriting, acquisition, and other expenses	17,722	17,422	3,341	38,485
Amortization of DAC and VOBA, net of open block gain/loss adjustment of $4,616	15,287	24,618	—	39,905
Dividends to policyowners	24,377	—	—	24,377

	158,262	169,108	3,879	331,249

Adjusted pre-tax operating income	$30,127	$32,314	$(1,742)	60,699

Realized gains (losses) on open block investments				(10,506)
Unrealized gains (losses) on open block options and trading investments				(10,319)
Change in option value of equity-indexed products and market value adjustments on total return strategy annuities				5,242
Cash flow hedge amortization				(1,961)
Amortization of DAC and VOBA due to open block gains and losses				4,616
Demutualization costs				(722)
Restructuring costs				(2,569)
Other income from non-insurance operations				2,272

Income before interest and income tax (expense)				46,752
Interest (expense)				(6,414)
Income tax (expense)				(13,848)

Net income				$26,490

AmerUs Group Co.

Operating Segment Income
($ in thousands)

For the Nine Months Ended September 30, 2003

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$219,313	$3,724	$980	$224,017
Product charges	104,912	31,256	—	136,168
Net investment income	240,863	504,212	6,023	751,098
Realized gains (losses) on closed block investments	11,259	—	—	11,259
Other income	3,083	45,962	700	49,745

	579,430	585,154	7,703	1,172,287
Benefits and expenses:
Policyowner benefits	278,909	363,390	(814)	641,485
Underwriting, acquisition, and other expenses	59,224	52,251	11,224	122,699
Amortization of DAC and VOBA, net of open block gain/loss adjustment of $12,800	59,421	75,534	—	134,955
Dividends to policyowners	86,330	—	—	86,330

	483,884	491,175	10,410	985,469

Adjusted pre-tax operating income	$95,546	$93,979	$(2,707)	186,818

Realized gains (losses) on open block investments				30,307
Unrealized gains (losses) on open block options and trading investments				33,799
Change in option value of equity-indexed products and market value adjustments on total return strategy annuities				(22,527)
Cash flow hedge amortization				(3,241)
Amortization of DAC and VOBA due to open block gains and losses				(12,800)
Non-recurring reinsurance adjustments				3,854
Restructuring costs				(17,415)
Other income from non-insurance operations				3,328

Income before interest and income tax (expense)				202,123
Interest (expense)				(22,238)
Income tax (expense)				(59,545)

Net income				$120,340

AmerUs Group Co.

Operating Segment Income
($ in thousands)

For the Nine Months Ended September 30, 2002

	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated

Revenues:
Insurance premiums	$256,430	$5,767	$1,065	$263,262
Product charges	79,826	31,284	—	111,110
Net investment income	248,044	496,286	4,069	748,399
Realized gains (losses) on closed block investments	(1,880)	—	—	(1,880)
Other income	3,013	44,962	2,325	50,300

	585,433	578,299	7,459	1,171,191
Benefits and expenses:
Policyowner benefits	310,910	369,461	1,728	682,099
Underwriting, acquisition, and other expenses	63,003	48,810	10,463	122,276
Amortization of DAC and VOBA, net of open block gain/loss adjustment of $9,902	44,126	69,228	—	113,354
Dividends to policyowners	72,000	—	—	72,000

	490,039	487,499	12,191	989,729

Adjusted pre-tax operating income	$95,394	$90,800	$(4,732)	181,462

Realized gains (losses) on open block investments				(56,139)
Unrealized gains (losses) on open block options and trading investments				(64,555)
Change in option value of equity-indexed products and market value adjustments on total return strategy annuities				41,110
Cash flow hedge amortization				(2,659)
Amortization of DAC and VOBA due to open block gains and losses				9,902
Demutualization costs				(1,186)
Restructuring costs				(10,780)
Other income from non-insurance operations				3,268

Income before interest and income tax (expense)				100,423
Interest (expense)				(18,778)
Income tax (expense)				(25,978)

Net income				$55,667

AmerUs Group Co.

Consolidated Balance Sheets
($ in thousands)

	September 30,	December 31,
ASSETS:	2003	2002

Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$14,218,810	$13,328,902
Equity securities	71,475	63,345
Short-term investments	23,308	32,318
Securities held for trading purposes:
Fixed maturity securities	1,840,758	1,843,868
Equity securities	537	—
Mortgage loans	939,975	883,034
Real estate	33	476
Policy loans	491,512	496,753
Other investments	389,756	283,794

Total investments	17,976,164	16,932,490
Cash and cash equivalents	681,607	102,612
Accrued investment income	198,515	185,660
Premiums, fees and other receivables	40,886	13,082
Reinsurance receivables	663,020	865,930
Deferred policy acquisition costs	1,001,877	884,239
Value of business acquired	428,459	454,159
Goodwill	224,075	218,995
Property and equipment	49,016	74,188
Other assets	332,818	326,397
Separate account assets	243,464	235,913

Total Assets	$21,839,901	$20,293,665

AmerUs Group Co.

Consolidated Balance Sheets
($ in thousands)

	September 30,	December 31,
	2003	2002

LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$16,723,784	$16,244,016
Policyowner funds	1,537,345	1,335,144

Sub-total	18,261,129	17,579,160
Accrued expenses and other liabilities	869,770	283,836
Dividends payable to policyowners	353,828	303,062
Policy and contract claims	32,731	39,569
Income taxes payable	54,813	61,325
Deferred income taxes	59,712	16,499
Notes payable:
Bank debt	10,000	113,000
Senior notes	125,000	125,000
PRIDES	143,750	—
OCEANs	187,350	186,233
Surplus note	25,000	25,000
AmerUs Capital I	48,095	48,095
AmerUs Capital II	—	154
Other borrowings	13,475	13,871
Separate account liabilities	243,464	235,913

Total Liabilities	20,428,117	19,030,717
STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, none issued	—	—
Common Stock, no par value, 230,000,000 shares authorized; 43,816,580 shares issued and 39,171,878 shares outstanding in 2003; 43,656,280 shares issued and 39,011,578 shares outstanding in 2002	43,817	43,656
Additional paid-in capital	1,183,541	1,179,646
Accumulated other comprehensive income (loss)	114,197	88,522
Unearned compensation	(1,730)	(458)
Unallocated ESOP shares	(1,406)	(1,443)
Retained earnings	229,857	109,517
Treasury stock, at cost (4,644,702 shares in 2003 and 2002)	(156,492)	(156,492)

Total Stockholders’ Equity	1,411,784	1,262,948

Total Liabilities and Stockholders’ Equity	$21,839,901	$20,293,665

AmerUs Group Co.

Consolidated Balance Sheet

($ in thousands)

September 30, 2003

	With	FAS 115 and 133	Without
	FAS 115 and 133	Adjustment	FAS 115 and 133 (1)

ASSETS:
Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$14,218,810	$(586,092)	$13,632,718
Equity securities	71,475	(2,247)	69,228
Short-term investments	23,308	(37)	23,271
Securities held for trading purposes:
Fixed maturity securities	1,840,758	—	1,840,758
Equity securities	537	—	537
Mortgage loans	939,975	—	939,975
Real estate	33	—	33
Policy loans	491,512	—	491,512
Other investments	389,756	(239)	389,517

Total invested assets	17,976,164	(588,615)	17,387,549
Cash and cash equivalents	681,607	—	681,607
Accrued investment income	198,515	—	198,515
Premiums, fees and other receivables	40,886	—	40,886
Reinsurance receivables	663,020	—	663,020
Deferred policy acquisition costs	1,001,877	184,913	1,186,790
Value of business acquired	428,459	93,438	521,897
Goodwill	224,075	—	224,075
Property and equipment	49,016	—	49,016
Deferred income taxes	—	1,329	1,329
Other assets	332,818	—	332,818
Separate account assets	243,464	—	243,464

Total Assets	$21,839,901	$(308,935)	$21,530,966

(1)	This column represents the Company’s assets exclusive of SFAS 115 and 133 adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments.

AmerUs Group Co.

Consolidated Balance Sheet

($ in thousands)

September 30, 2003

	With	FAS 115 and 133	Without
	FAS 115 and 133	Adjustment	FAS 115 and 133 (1)

LIABILITIES:
Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$16,723,784	$—	$16,723,784
Policyowner funds	1,537,345	840	1,538,185

	18,261,129	840	18,261,969
Accrued expenses and other liabilities	869,770	(5,475)	864,295
Dividends payable to policyowners	353,828	(130,391)	223,437
Policy and contract claims	32,731	—	32,731
Income taxes payable	54,813	—	54,813
Deferred income taxes	59,712	(59,712)	—
Debt:
Bank debt	10,000	—	10,000
Senior notes	125,000	—	125,000
PRIDES	143,750	—	143,750
OCEANs	187,350	—	187,350
Surplus note	25,000	—	25,000
AmerUs Capital I	48,095	—	48,095
Other borrowings	13,475	—	13,475
Separate Account liabilities	243,464	—	243,464

Total Liabilities	20,428,117	(194,738)	20,233,379
STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, none issued	—	—	—
Common Stock, no par value, 230,000,000 shares authorized; 43,816,580 shares issued and 39,171,878 shares outstanding in 2003; 43,656,280 shares issued and 39,011,578 shares outstanding in 2002	43,817	—	43,817
Additional paid-in capital	1,183,541	—	1,183,541
Accumulated other comprehensive income (loss)	114,197	(114,197)	—
Unearned compensation	(1,730)	—	(1,730)
Unallocated ESOP shares	(1,406)	—	(1,406)
Retained earnings	229,857	—	229,857
Treasury stock, at cost (4,644,702 shares in 2003 and 2002)	(156,492)	—	(156,492)

Total Stockholders’ Equity	1,411,784	(114,197)	1,297,587

Total Liabilities and Stockholders’ Equity	$21,839,901	$(308,935)	$21,530,966

(1)	This column represents the Company’s assets exclusive of SFAS 115 and 133 adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments.

AmerUs Group Co.

Product Mix

($ in thousands)

For the Nine Months Ended September 30,

	2003	2002	% Change

Protection Products Repetitive Premiums (1):
Whole Life	$584	$3,728	(84.3%)
Interest-Sensitive Whole Life	16,602	24,913	(33.4%)
Term Life	10,761	12,761	(15.7%)
Universal Life	23,931	24,639	(2.9%)
Equity-Indexed Life	36,676	30,037	22.1%

Sub-total	88,554	96,078	(7.8%)
Term Life from Private Label Sales (2)	4,181	6,715	(37.7%)

Total Repetitive Premiums	$92,735	$102,793	(9.8%)

Accumulation Deposits (1):
Annuity Premiums:
Deferred fixed Annuity:
Traditional Annuity	$347,828	$782,248	(55.5%)
Equity-Indexed Annuity	993,075	487,828	103.6%
Variable Annuity	2,570	6,042	(57.5%)
Funding Agreements	—	750,000	(100.0%)

Total Accumulation Deposits	$1,343,473	$2,026,118	(33.7%)

(1)	Sales and deposits for an insurance company are a non-GAAP financial measure. We do not believe there is a comparable GAAP financial measure and as a result, have not provided a reconciliation. Sales and deposits are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales are a measure of the productivity of our distribution networks. Sales and deposits are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales as well as current period sales and therefore, a reconciliation of sales and deposits to revenues would not be meaningful or determinable.

(2)	Represents the Company’s share of private label sales.

AmerUs Group Co.

Sources of Business

($ in thousands)

For the Nine Months Ended September 30,

	2003	2002	% Change

Protection Products Repetitive Premiums (1):
Preferred Producer (Career)	$18,743	$17,808	5.3%
Personal producing general agent (PPGA)	43,398	46,657	(7.0%)
Bank Distribution	82	465	(82.4%)
Independent Agent Force (2)	26,331	31,148	(15.5%)

Total Repetitive Premium	88,554	96,078	(7.8%)
Private Label Distribution (3)	4,181	6,715	(37.7%)

Total Repetitive Premiums	$92,735	$102,793	(9.8%)

Accumulation Deposits (1):
Preferred Producer (Career)	$125,754	$92,873	35.4%
Personal Producing General Agent (PPGA)	27,621	20,668	33.6%
Bank Distribution	24,235	50,700	(52.2%)
Independent Agent Force (2)	1,165,863	1,111,877	4.9%
Funding Agreements	—	750,000	(100.0%)

Total Accumulation Deposits	$1,343,473	$2,026,118	(33.7%)

(1)	Sales and deposits for an insurance company are a non-GAAP financial measure. We do not believe there is a comparable GAAP financial measure and as a result, have not provided a reconciliation. Sales and deposits are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales are a measure of the productivity of our distribution networks. Sales and deposits are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales as well as current period sales and therefore, a reconciliation of sales and deposits to revenues would not be meaningful or determinable.

(2)	Independent agent premiums through brokerages are included with all other independent agent premiums.

(3)	Represents the Company’s share of private label sales.

AmerUs Group Co.

Policyowner Liability Characteristics

($ in thousands)

September 30, 2003

	Fixed	Equity-Indexed
	Annuities	Annuities
	Account Value	Account Value

FIXED DEFERRED ANNUITY SURRENDER CHARGE PERCENTAGES:
Accrual Adjustment	$—	$116,258
Market Value Adjustment	192,062	266,503
No surrender charge	1,492,779	45,174
1 percent	100,275	7,593
2 percent	191,696	26,927
3 percent	154,682	45,409
4 percent	275,005	115,454
5 percent	487,111	544,213
6 percent	1,012,192	537,485
7 percent	518,522	199,125
8 percent	511,383	220,000
9 percent	552,425	240,652
10 percent or greater	1,577,843	1,707,908

Total	$7,065,975	$4,072,701

FIXED ANNUITY-INTEREST GUARANTEE PERIOD:
Monthly guarantee	$235,475	$—
Quarterly	—	—
1 Year	5,503,796	—
Multi-year	1,276,244	—
Bailout	50,460	—
Cumulative floor (1)	—	4,072,701

Total	$7,065,975	$4,072,701

FIXED ANNUITY-ULTIMATE MINIMUM GUARANTEE RATE:
2 percent	$80,185	$—
3 percent	3,262,862	—
3.25 percent	586,996	—
3.50 percent	787,116	—
4 percent	2,289,690	—
4.5 percent	30,688	—
5 percent	27,807	—
Greater than 5 percent	631	—
Cumulative floor (1)	—	4,072,701

Total	$7,065,975	$4,072,701

CREDITED RATE VS. MINIMUM GUARANTEED RATE DIFFERENTIAL (2) (3):
No Differential	$3,575,099	$—
0.0% - 0.5%	908,884	—
0.5% - 1.0%	434,151	—
1.0% - 1.5%	534,660	—
1.5% - 2.0%	180,891	—
2.0% - 2.5%	238,050	—
2.5% - 3.0%	163,116	—
Greater Than 3.0%	1,031,124	—
Cumulative floor (1)	—	4,072,701

Total	$7,065,975	$4,072,701

(1)	Equity-indexed products provide guarantees based on a cumulative floor over the term of the product.

(2)	Recent issues may contain bonus interest rates ranging from 1.5% to 3.0%.

(3)	Includes products with multi-year interest rate guarantees for which the credited rate cannot be decreased until the end of the multi-year period. At the end of the multi-year guarantee period, we will have the ability to lower the crediting rate to the minimum guaranteed rate by an average decrease of approximately 275 basis points.

AmerUs Group Co.

Investment Summary

(Including Closed Block)

($ in thousands)

	September 30, 2003		September 30, 2002
Portfolio Composition:	Amortized Cost	Market Value	Amortized Cost	Market Value

Cash and cash equivalents	$681,607	$681,607	$98,771	$98,771
Securities available-for-sale:
Investment grade bonds	12,622,644	13,182,735	11,224,846	11,812,369
Non-investment grade bonds	1,010,102	1,036,075	1,150,722	996,959
Equity securities	69,228	71,475	60,207	61,052
Short-term investments	23,243	23,308	23,642	23,714
Securities held for trading:
Investment grade bonds	1,718,960	1,718,960	1,757,514	1,757,514
Non-investment grade bonds	121,798	121,798	99,810	99,810
Equity securities	537	537	—	—
Short-term investments	—	—	8,139	8,139
Loans	939,975	939,975	920,035	920,035
Real estate	33	33	1,257	1,257
Policy loans	491,512	491,512	496,614	496,614
Other invested assets	389,002	389,756	245,099	246,095

Total	$18,068,641	$18,657,771	$16,086,656	$16,522,329

Investment Portfolio Data (1):	September 30, 2003	September 30, 2002

Average NAIC Rating	1.47	1.50
Average Maturity	7.18	6.89
Effective Duration	5.18	4.55
GAAP Effective Book Yield — Fixed Income	5.45	6.35

Mortgage Loans:	September 30, 2003	September 30, 2002

Carrying Value	939,975	920,035
Percent of Total Invested Assets (Market)	5.04%	5.57%
Problem Loans	6,073	5,233
Percent of Mortgage Loans (Market)	0.65%	0.57%
Restructured Loans	2,063	3,530
Percentage of Mortgage Loans (Market)	0.22%	0.38%

	September 30, 2003		September 30, 2002

High Yield Securities (at Market Value):	% of Asset Class	% of Rated Portfolio	% of Asset Class	% of Rated Portfolio

NAIC 3	62.68%	4.52%	61.81%	4.62%
NAIC 4	28.55%	2.06%	31.57%	2.36%
NAIC 5	4.83%	0.35%	5.35%	0.40%
NAIC 6	3.94%	0.28%	1.27%	0.09%

Total	100.00%	7.21%	100.00%	7.47%

(1)	Investment portfolio data reflects fixed maturity securities managed by AmerUs Capital Management.

AmerUs Group Co.

Investment Summary

(Including Closed Block)

($ in thousands)

	September 30, 2003		September 30, 2002
Fixed Maturity Securities by Category:	Market Value	% of Total	Market Value	% of Total

Government	$1,186,822	7.5%	$1,389,973	9.5%
Corporate	11,066,727	68.9%	9,500,489	64.8%
Mortgage-Backed (MBS)	2,337,603	14.6%	2,192,586	14.9%
Commercial Mortgage-Backed (CMBS)	726,192	4.5%	629,809	4.3%
Asset-Backed (ABS)	585,231	3.6%	818,596	5.6%
Redeemable Preferred Stock	156,993	0.9%	135,199	0.9%

	$16,059,568	100.0%	$14,666,652	100.0%

Private Placements (included above)	1,247,142	7.8%	1,584,521	10.8%

	September 30, 2003		September 30, 2002
Fixed Maturity Securities by Quality:	Market Value	% of Rated	Market Value	% of Rated

AAA	4,779,943	29.8%	5,096,907	34.8%
AA	985,760	6.1%	1,048,775	7.1%
A	4,542,361	28.3%	3,442,705	23.5%
BBB	4,030,398	25.1%	3,464,534	23.6%
BB	620,889	3.9%	594,138	4.0%
B and below	336,528	2.1%	320,039	2.2%

Sub-total	15,295,879	95.3%	13,967,098	95.2%
Not Rated by S&P (average “A” by others)	763,689	4.7%	699,554	4.8%

Total	$16,059,568	100.0%	$14,666,652	100.0%

	September 30, 2003		September 30, 2002
Fixed Maturity Securities by Industry Sector:	Market Value	% of Total	Market Value	% of Total

Basic Industry	723,503	4.5%	496,737	3.4%
Capital Goods	733,253	4.6%	633,446	4.3%
Communications	1,032,969	6.4%	860,399	5.9%
Consumer Cyclical	891,390	5.6%	853,511	5.8%
Consumer Non Cyclical	1,600,779	10.0%	1,338,459	9.1%
Energy	1,004,015	6.3%	903,857	6.2%
Technology	236,171	1.5%	210,805	1.5%
Transportation	458,002	2.9%	459,648	3.1%
Industrial Other	157,898	1.0%	101,668	0.7%
Utilities	1,564,245	9.7%	1,263,197	8.6%
Financial Institutions	2,522,355	15.7%	1,922,579	13.1%

Sub-total	10,924,580	68.0%	9,044,306	61.7%
Other (1)	5,134,988	32.0%	5,622,346	38.3%

Total	$16,059,568	100.0%	$14,666,652	100.0%

(1)	Includes government, asset-backed securities, mortgage-backed securities, and collateralized mortgage-backed securities

	September 30, 2003		September 30, 2002
Mortgage Backed Securities:	Amortized Cost	Market Value	Amortized Cost	Market Value

Planned Amortization Class (PACs)	551,140	563,611	565,105	588,836
Targeted Amortization Class (TACs)	151	153	1,684	1,712
Sequential Pay	162,059	163,049	218,790	226,137
Subordinated	3,374	3,382	19,245	19,886
Adjustable Rate Mortgages (ARMs)	24,794	25,295	14,283	14,245
Pass-thru	1,551,213	1,569,766	1,279,770	1,322,364
Z bonds	12,426	12,347	19,402	19,406

Total	$2,305,157	$2,337,603	$2,118,279	$2,192,586

AmerUs Group Co.

Closed Block

($ in thousands)

	September 30,	December 31,
	2003	2002

LIABILITIES:
Future life and annuity policy benefits	$2,837,215	$2,840,041
Policyowner funds	9,083	4,400
Accrued expenses and other liabilities	43,500	44,295
Dividends payable to policyowners	172,917	147,177
Policy and contract claims	9,679	10,390
Policyowner dividend obligation	167,963	118,623

Total Liabilities	3,240,357	3,164,926

ASSETS:
Securities available-for-sale at fair value:
Fixed maturity securities	2,043,771	1,970,659
Loans	83,563	90,872
Policy loans	346,029	354,784
Other investments	8,356	1,047
Cash and cash equivalents	2,494	6,178
Accrued investment income	32,937	30,726
Premiums, fees and other receivables	33,329	16,999
Other assets	26,448	23,917

Total Assets	2,576,927	2,495,182

Maximum future earnings to be recognized from assets and liabilities of the Closed Blocks	$663,430	$669,744

	For The Three Months Ended		For the Nine Months Ended
	September 30,		September 30,

	2003	2002	2003	2002

REVENUES AND EXPENSES:
Insurance premiums	$43,037	$61,547	$160,853	$195,657
Product charges	1,560	3,500	7,784	6,941
Net investment income	37,350	40,315	114,666	117,292
Realized gains (losses) on investments	3,915	(1,126)	11,259	(1,880)
Policyowner benefits	(55,427)	(70,101)	(183,946)	(214,850)
Underwriting, acquisition and other expenses	(744)	(968)	(2,991)	(3,704)
Dividends to policyowners	(19,962)	(22,132)	(77,611)	(65,437)

Contribution from the Closed Block before income taxes	$9,729	$11,035	$30,014	$34,019

AmerUs Group Co.

Additional Information

($ in thousands)

	September 30,	December 31,
	2003	2002

LIFE INSURANCE IN FORCE (FACE AMOUNT) (1):
Traditional Life	$57,349,000	$56,883,000
Universal Life	20,257,000	19,095,000
Equity-Indexed Life	6,471,000	4,574,000

Total Life Insurance In Force	$84,077,000	$80,552,000

RESERVES (GAAP) (including Closed Block):
Traditional Life	$3,138,470	$3,236,223
Universal Life	1,741,444	1,425,746
Equity-Indexed Life	198,930	126,821

Total Life Insurance Reserves	5,078,844	4,788,790
Deferred Fixed Annuity	7,338,456	7,579,869
Equity-Indexed Annuity	4,197,476	3,724,598

Total Annuity Reserves	11,535,932	11,304,467
Total Reserves	$16,614,776	$16,093,257

NUMBER OF PRODUCERS:
Career Agents (including managing general agents)	1,210	1,247
Personal Producing General Agents	4,913	4,796
Independent Agents	32,936	33,961
Wholesale Broker / Dealer — AMAL Corp. Joint Venture & IL Annuity	904	919
Registered Representatives — AMAL Corp. Joint Venture & IL Annuity	19,368	19,247

Total Producers	59,331	60,170

	September 30,	September 30,
	2003	2002

LIFE INSURANCE LAPSE RATE — LTM	6.2%	7.5%
ANNUITY WITHDRAWAL RATES — LTM
With Internal Replacements	9.3%	11.6%
Without Internal Replacements	8.8%	11.1%
FIXED ANNUITY SPREADS (GAAP) YTD:
Portfolio Rate	5.96%	6.71%
Credit Rate	4.12%	4.66%

Spread	1.84%	2.05%

(1)	Life insurance in force is a Non-GAAP financial measure utilized by investors, analysts and the Company to assess the Company’s position in the industry. We do not believe there is a comparable GAAP financial measure and as a result, have not provided a reconciliation.

AmerUs Group Co.

Additional Information

($ in thousands)

DAC/VOBA ROLLFORWARD:	DAC	VOBA

Beginning Balance — December 31, 2002	$884,239	$454,159
Capitalization	294,688	6,381
Amortization	(91,343)	(56,412)
FAS 115 Adjustment	(85,707)	24,331

Ending Balance — September 30, 2003	$1,001,877	$428,459

CONTRIBUTION FROM THE CLOSED BLOCK	2003	2004

First Quarter	$10,282	$9,592
Second Quarter	10,003	9,325
Third Quarter	9,729	9,066
Fourth Quarter	9,462	8,812

Total	$39,476	$36,795

NOTE: The above table sets forth the actuarial calculation of the expected contribution from the Closed Block. The actual contribution from the Closed Block may vary from the amounts illustrated here due to differences between actual mortality results, investment results and other factors as compared to the expected results for these items used in the actuarial calculation.

AmerUs Group Co.

Income Tax Rate Reconciliation

	For the Nine Months Ended
	September 30,

	2003	2002

Corporate federal income tax rate	35.00%	35.00%
Net benefit of tax credits	(0.08%)	(0.17%)
Demutualization costs	—	0.60%
Dividend received deduction	(0.70%)	(0.62%)
Non-deductible meals, entertainment & dues	0.44%	0.50%
Tax exempt income	(2.11%)	(4.53%)
State taxes on non-life operations	0.57%	0.97%
Other items, net	(0.02%)	0.07%

Effective tax rate	33.10%	31.82%

Corporate Profile

AmerUs Group Co. is an Iowa corporation headquartered in Des Moines, Iowa that markets and underwrites a complete line of life insurance and annuity products to individuals and small businesses. With $21.8 billion in assets, AmerUs sells products in 50 states, the District of Columbia and the Virgin Islands through its operating subsidiaries: AmerUs Life
Insurance Company; American Investors Life Insurance Company, Inc.; Financial Benefit Life
Insurance Company; Indianapolis Life Insurance Company; IL Annuity and Insurance Company;
Bankers Life Insurance Company of New York; and IL Securities, Inc.

AmerUs Group’s common stock is traded on the New York Stock Exchange
(NYSE) under the trading symbol “AMH”.

Corporate Headquarters

AmerUs Group Co.
699 Walnut Street — 20th Floor
Des Moines, IA 50309
Phone: (515) 362-3600 Fax:
(515) 362-3648

Common Stock and Dividend Information

			Dividend
	High	Low	Declared

2003
First Quarter	$30.70	$22.94	$0.00
Second Quarter	$28.41	$24.44	$0.00
Third Quarter	$35.89	$27.70	$0.00
2002
First Quarter	$39.50	$34.00	$0.00
Second Quarter	$39.90	$34.45	$0.00
Third Quarter	$37.21	$28.21	$0.00
Fourth Quarter	$32.26	$25.87	$0.40

Investor Relations	Transfer Agent and Registrar

Marty Ketelaar Director — Investor Relations Phone — (515) 362-3693 Fax — (515) 362-3648 e-mail: marty.ketelaar@amerus.com	Mellon Investor Service, LLC P.O. Box 3315 South Hackensack, NJ 07606-1915 (800) 304-9709 www.melloninvestor.com

Annual Report and Other Information

Shareholders may receive, without charge, a copy of AmerUs Group Co.’s Annual Report for the year ended December 31, 2002 by contacting the Company at (515) 362-3695 or by visiting our web site at www.amerus.com.

AmerUs Group Co.’s Form 10-K (without exhibits) filed with the Securities and Exchange Commission for the year ended December 31, 2002, Forms 10-Q and press releases are also available at no charge by calling (515) 362-3695 or by visiting the Company’s web site at www.amerus.com.